BABSON
ENTERPRISE FUND II
Semiannual Report
May 31, 1999


A no-load mutual fund that invests in common stocks of smaller, faster growing companies.

Babson Funds
Jones & Babson Distributors
A Member of the Generali Group


Message to our Shareholders

Babson Enterprise Fund II completed its fiscal quarter ended May 31, 1999 with a total return (price change and reinvested distributions) of 14.0%, compared to 12.3% for the unmanaged Russell 2000 index of small company stocks. This followed a period of relative under performance in the first quarter of fiscal 1999 so that the Fund's total return for the first half of fiscal 1999 was 3.5% versus 11.5% for the Russell 2000 index.

Average annual compounded total returns for one year, five years and the life of the Fund (inception August 5, 1991) as of June 30, 1999, were -0.002%, 15.65% and 14.30%, respectively.
Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

The Fund maintains a sizable lead over the small cap benchmark for the three years ended May 31, 1999 with an average annual total return of 10.8% versus 8.1% for the Russell 2000. This superior longer term performance is one of the factors which led Standard & Poor's to recently select Babson Enterprise Fund II as one of nineteen mutual funds, out of a universe of 257 small-capitalization value funds, to be awarded a Standard & Poor's Select Fund designation for small cap value investing. We are proud of this prestigious designation and will continue to strive to merit it.

The astounding, almost irrational, strength in Internet-related stocks was the primary driver of performance of the Russell 2000 index for the first half of fiscal 1999. At its recent peak, investors were paying on average nearly 60 times revenues for Internet companies, most of which have never made a profit nor have prospects for significant profitability in the next few years. Business on the Internet is, and will continue to be, intensely competitive, yet many of the participating companies are being valued as if they have sustainable monopoly positions with unlimited growth potential. While the valuations have recently corrected somewhat, the Internet sector continues to represent an area of extreme speculation and investment risk.

The Fund has not benefited from the euphoria for Internet stocks. Being consistent in our small cap value investment approach has meant concentrating in those sectors that are temporarily out of favor in the market, rather than chasing the current popular fad. We have maintained this consistency because we invest with a long-term perspective and believe that our approach provides the best opportunity for superior performance over the long run.

Five new holdings were added to the Fund in the first six months of fiscal 1999. All five trade at very attractive valuations while possessing the potential for meaningful earnings acceleration. Helen of Troy markets brand name hair care appliances and other personal care products and has an outstanding record for strong, consistent earnings growth. Metals USA processes metals and manufactures components from processed metals for a diverse client base. Roper Industries designs and manufactures industrial controls, fluid-handling products, and instrumentation products for a variety of markets. Stein Mart is an apparel and accessories retailer offering current-season, brand name merchandise at prices 25% to 60% below traditional department stores. Titan is a high technology defense contractor with exciting commercial application potential for a number of its proprietary products.

Six positions were liquidated in the first half of fiscal 1999. Calmat and Elsag Bailey were both objects of corporate buy-outs at significant premiums to their public market valuations. Calenergy, Charming Shoppes, Flowserve, and Halter Marine were all sold due to concerns about future earnings prospects relative to their stock valuations.

The small cap investor should view the current market climate as one of tremendous opportunity. Differentials between large and small cap stocks relative to earnings, revenues, cash flows, and book value, have not favored the small cap sector to this extent since the early 1970's. We believe the Fund stands to benefit if and when such valuation discrepancies revert back to historical norms.

We are therefore quite positive about the current positioning of the Fund's portfolio to take advantage of current market conditions. Thank you for your participation in Babson Enterprise
Fund II. We welcome your questions and comments.

Sincerely,
/s/Larry D. Armel
Larry D. Armel
President

Standard & Poor's Select Funds have demonstrated above-average absolute and volatility-adjusted returns relative to funds with the same investment style along with investment management attributes which are consistent with the fund's investment style.


Schedule of Investments
May 31, 1999 (unaudited)

SHARES         COMPANY                                            MARKET VALUE
COMMON STOCKS - 99.52%
BASIC MATERIALS - 9.33%
     108,100   Apogee Enterprises, Inc.
                (Commercial glass products)                     $    1,290,444
      47,800   Brush Wellman, Inc.
                (Supplier of beryllium)                                809,612
     223,400   Interface, Inc. Cl. A
                (Commercial carpeting and
                 carpet tiles)                                       1,731,350
      30,000   Metals USA, Inc.
                (Metal processing services)                            345,000
      60,700   New England Business Service, Inc.
                (Business forms supplier)                            1,650,281
      54,198   Wausau-Mosinee Paper Corp.
                (Specialty paper products)                             975,564
                                                                     6,802,251
CAPITAL GOODS - 17.59%
      75,600   Commscope, Inc.
                (Coaxial and fiber optic cable)                      1,984,500
     110,100   Cuno, Inc.
                (Fluid filtration product)                           2,016,206
      76,400   Foster Wheeler Corp.
                (Industrial engineering
                 and construction)                                   1,050,500
     113,400   Gerber Scientific, Inc.
                (Computer aided design/
                 manufacturing systems)                              2,650,725
     152,300   MagneTek, Inc.
                (Lighting products, electric
                 motors and generators)                              1,542,038
     110,400   Miller (Herman), Inc.
                (Office furniture systems)                           2,228,700
      41,900   Roper Industries, Inc.
                (Engineered niche products)                          1,351,275
                                                                    12,823,944
CONSUMER CYCLICAL - 31.14%
      60,000   AC Nielsen Corp.
                (Consumer product research
                 and analysis)                                       1,691,250
     121,800   BJ's Wholesale Club, Inc.
                (Warehouse club retailer)                            3,166,800
      81,200   Central Newspapers, Inc. Cl. A
                (Newspaper publishing)                               2,842,000
      49,100   Enesco Group, Inc.
                (Giftware, collectibles, personal
                 care products)                                      1,126,231
      49,900   Exide Corp.
                (Batteries)                                            779,688
      13,400   Helen of Troy Ltd.
                (Hair care appliances)                                 212,725
     90,900    Huffy Corp.
                (Recreational products manufacturer)                 1,221,469
     105,300   La-Z Boy Chair Co.
                (Furniture manufacturer)                             2,092,838
      35,700   Lee Enterprises, Inc.
                (Newspaper publishing, radio, TV)                    1,035,300
      28,000   Libbey, Inc.
                (Glass tableware: ceramic dinnerware)                  838,250
     135,200   Petco Animal Supplies, Inc.
                (Pet supply retailer)                                1,909,700
      83,200   Stein Mart, Inc.
                (Off-price retailer)                                   764,400
     147,100   Stride Rite Corp.
                (Athletic and casual footwear)                       1,535,356
     100,200   Sturm, Ruger & Company, Inc.
                (Firearms manufacturer)                              1,120,988
     101,300   True North Communications, Inc.
                (Advertising)                                        2,367,887
                                                                    22,704,882
CONSUMER STAPLES - 3.40%
      40,000   Alberto-Culver Co. Cl. A
                (Manufacturer and retailer of
                 cosmetics and household products)                     912,500
     127,175   PSS World Medical, Inc.
                (Medical supply distribution)                        1,565,842
                                                                     2,478,342
ENERGY - 2.82%
     102,900   Nabors Industries, Inc.
                (Oil and gas drilling)                               2,058,000

FINANCIAL - 13.23%
      15,800   BancFirst Corp.
                (Oklahoma based bank)                                  505,600
     182,208   Cash America International, Inc.
                (Pawn shop operator)                                 2,311,764
      56,631   Commerce Bancorp, Inc.
                (New Jersey bank holding company)                    2,279,398
      24,860   Community Trust Bancorporation, Inc.
                (Kentucky bank holding company)                        568,672
      98,600   Golden State Bancorp, Inc.
                (Savings and loan)                                   2,421,863
      30,200   Golden State Bancorp, Inc.
                Litigation Tracking  Warrants
                (Savings and loan)                                      50,962
      34,500   Haven Bancorp, Inc.
                (New York based savings bank)                          483,000
      51,300   Life USA Holding, Inc.
                (Life insurance and annuity products)                1,022,794
                                                                     9,644,053
MISCELLANEOUS - 10.68%
      72,000   Carlisle Companies, Inc.
                (Automotive/industrial products
                 and construction materials)                         3,366,000
     110,500   Kaman Corp. Cl. A
                (Industrial distribution/aerospace
                 products)           1,464,125
      84,300   Sea Containers Ltd. Cl. A
                (Cargo containers, ferry
                 services, port operations)                          2,845,125
       3,200   Sea Containers Ltd. Cl. B
                (Cargo containers, ferry
                 services, port operations)                            108,800
                                                                     7,784,050
TECHNOLOGY - 9.70%
      94,500   Adaptive Broadband Corp.
                (Microwave radio infrastructure
                 products)                                           1,500,188
      76,200   Exar Corp. Delaware
                (Analog and mixed-signal
                 integrated circuits)                                1,590,675
     114,700   Information Resources, Inc.
                (Computer-based consumer
                 product data collection)                              974,950
      27,500   Newport News Shipbuilding, Inc.
                (Military shipbuilder)                                 756,250
       6,400   PRI Automation, Inc.
                (Automated semiconductor
                 manufacturing systems)                                156,800
     102,000   Scitex Corp.
                (Computerized imaging systems)                         918,000
      48,800   Titan Corp.
                (Communications software
                 for satellites)                                       387,350
      31,300   Xircom, Inc.
                (Computer connectivity products)                       790,325
                                                                     7,074,538
TRANSPORTATION & SERVICES - 1.63%
      57,100   Circle International Group, Inc.
                (Freight forwarding and
                 logistics services)                            $    1,184,825
TOTAL COMMON STOCKS - 99.52%                                        72,554,885


FACE
AMOUNT         DESCRIPTION                                        MARKET VALUE

REPURCHASE AGREEMENT - 0.27%
$    195,000   UMB Bank, n.a.,
               4.22%, due June 1, 1999
               (Collateralized by Federal National
               Mortgage Association Discount Notes,
               due July 22, 1999 with a value
               of $199,517)                                     $      195,000

TOTAL INVESTMENTS - 99.79%                                          72,749,885

Other assets less liabilities  -  0.21%                                151,432

TOTAL NET ASSETS - 100.00%                                      $   72,901,317


The identified cost of investments owned at May 31, 1999, was the same for federal tax and book purposes.

Net unrealized appreciation for federal income tax purposes was $10,392,678, which is comprised of unrealized appreciation of $16,550,359 and unrealized depreciation of $6,157,681.

See accompanying Notes to Financial Statements.


Statement of Assets and Liabilities
May 31, 1999 (unaudited)

ASSETS:
  Investments, at value (identified cost $62,357,207)           $   72,749,885
  Receivables:
    Investments sold                                                   996,842
    Dividends                                                           93,965
    Interest                                                                23
    Fund shares sold                                                     8,585
      Total assets                                                  73,849,300

LIABILITIES AND NET ASSETS:
  Cash overdraft                                                       233,957
  Payables:
    Management fees                                                     31,391
    Investments purchased                                              682,635
      Total liabilities                                                947,983

NET ASSETS                                                      $   72,901,317

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                   $   60,542,564
  Undistributed net investment income                                   54,216
  Undistributed net realized gain from investment transactions       1,911,859
  Net unrealized appreciation of investments                        10,392,678

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $   72,901,317

Capital shares, $1.00 par value
  Authorized                                                        10,000,000
  Outstanding                                                        3,196,421

NET ASSET VALUE PER SHARE                                       $        22.81

See accompanying Notes to Financial Statements.


Statement of Operations
For the six months ended May 31, 1999 (unaudited)

INVESTMENT INCOME:
  Dividends                                                     $      477,204
  Interest                                                              23,799
                                                                       501,003
EXPENSES:
  Management fees                                                      432,498
  Registration fees                                                     14,278
                                                                       446,776
    Net investment income                                               54,227

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investment transactions                     1,884,524
  Net unrealized appreciation on investments during the period          45,850
    Net gain on investments                                          1,930,374
    Net increase in net assets resulting from operations        $    1,984,601

See accompanying Notes to Financial Statements.



Statements of Changes in Net Assets
For the six months ended May 31, 1999 (unaudited) and the year ended november 30, 1998

                                                                                       1999            1998
OPERATIONS:
  Net investment income                                                      $       54,227   $      339,898
  Net realized gain from investment transactions                                  1,884,524        4,678,216
  Net unrealized appreciation (depreciation) on investments during the period        45,850      (10,623,136)
    Net increase (decrease) in net assets resulting from operations               1,984,601       (5,605,022)
     Net equalization included in the price of shares issued and redeemed              -              72,106

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                                            (173,659)        (153,796)
  Net realized gain from investment transactions                                 (3,718,579)      (6,554,599)
    Total distributions to shareholders                                          (3,892,238)      (6,708,395)

CAPITAL SHARE TRANSACTIONS:*
  Shares sold                                                                     8,620,522       41,622,686
  Reinvested distributions                                                        3,737,298        6,442,330
                                                                                 12,357,820       48,065,016
  Shares repurchased                                                            (20,502,611)     (34,570,001)
    Net increase (decrease) from capital share transactions                      (8,144,791)      13,495,015
      Total increase (decrease) in net assets                                   (10,052,428)       1,253,704

NET ASSETS:
  Beginning of period                                                        $   82,953,745   $   81,700,041
  End of period                                                                  72,901,317       82,953,745
    Undistributed net investment income at end of period                     $       54,216   $      479,958
*Fund share transactions:
  Shares sold                                                                       394,751        1,679,309
  Reinvested distributions                                                          174,396          264,789
                                                                                    569,147        1,944,098
    Shares repurchased                                                             (947,896)      (1,428,382)
      Net increase (decrease) in fund shares                                       (378,749)         515,716

See accompanying Notes to Financial Statements.


Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES:
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Common stocks traded on a national securities exchange are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the closing bid and asked price is used. Common stocks traded over-the-counter are valued at the average of the last reported bid and asked prices.

Securities which are traded over-the-counter are priced at the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined by the Board of Directors. Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturities are valued at amortized cost, which approximates market value.

B. Federal and State Taxes - The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal or state tax is required.

C. Equalization - Prior to December 1, 1998, the Fund used equalization accounting, by which a portion of the proceeds from sales and costs of redemption of fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemption of fund shares. As of December 1, 1998, the Fund discontinued using equalization. This change has no effect on the Fund's net assets, net asset value per share or distributions to shareholders. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in-capital as of December 1, 1998 by $306,310.

D. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. Market discounts on debt securities are accreted; premiums are not amortized.

E. Distributions to Shareholders - Distributions to shareholders are recorded on ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. MANAGEMENT FEES:

Management fees are paid to Jones & Babson, Inc. at the rate of 1.5% per annum of the average daily net asset value of the Fund up to $30,000,000 and 1% per annum of net assets in excess of that amount. Such fees are paid for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:
Investment transactions for the six months ended May 31, 1999
(excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

Purchases               $  8,611,083
Proceeds from sales       16,559,176

Financial Highlights

                                        SIX MONTHS ENDED              Years Ended November 30,
                                          MAY 31, 1999      1998       1997       1996      1995     1994
                                          (UNAUDITED)
Per Share Data
Net asset value, beginning of period         $  23.20   $  26.70   $  22.75   $  19.19   $ 16.22   $ 16.92
  Income (loss) from investment operations:
    Net investment income                        .029       .101       .081       .115      .053      .020
    Net gains (losses) on securities
     (both realized and unrealized)              .701     (1.501)     6.969      4.448     3.024     (.392)
  Total from investment operations               .730     (1.400)     7.050      4.563     3.077     (.372)
  Less distributions:
    Dividends from net investment income        (.050)     (.048)     (.112)     (.055)    (.022)      -
    Distributions from capital gains           (1.070)    (2.052)    (2.988)     (.948)    (.085)    (.328)
  Total distributions                          (1.120)    (2.100)    (3.100)    (1.003)    (.107)    (.328)
Net asset value, end of period               $  22.81   $  23.20   $  26.70   $  22.75  $  19.19  $  16.22
Total return*                                    3.46%    (5.61%)     35.29%     25.04%    19.11%   (2.32%)

Ratios/Supplemental Data
Net assets, end of year (in millions)        $     73   $     83   $     82    $    46  $     40  $     36
Ratio of expenses to average net assets**        1.22%      1.22%      1.28%      1.38%     1.45%     1.50%
Ratio of net investment income
  to average net assets**                         .15%       .40%       .27%       .55%      .30%      .14%
Portfolio turnover rate                            12%        25%        21%        30%       15%        9%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


This report has been prepared for the information of the Shareholders of Babson Enterprise Fund II, Inc.
and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other
Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


BABSON FUNDS
EQUITIES
Enterprise Fund
Enterprise Fund II
Growth Fund
Shadow Stock Fund
Value Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund



Babson Funds

Jones & Babson Distributors
A Member of the Generali Group
P.O. BOX 419757, KANSAS CITY MO 64141-6757

1-800-4-babson
(1-800-422-2766)
www.babsonfunds.com

JB2C-1 (7/99)                           508506